                                                                    EXHIBIT 10.4




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                                ACCESS TV, INC.
                               STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS









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

                               TABLE OF CONTENTS


                                                                             Page
                                                                             ----

ARTICLE I GENERAL..........................................................    1

    1.1 Definition.........................................................    1
    1.2 Nature of Options..................................................    1

ARTICLE II OPTIONS.........................................................    1

    2.1 Participation......................................................    1
    2.2 Grant..............................................................    2
    2.3 Terms..............................................................    2

ARTICLE III AUTHORIZED STOCK...............................................    4

    3.1 The Stock..........................................................    4

    3.2 Adjustments for Stock Split, Stock Dividend, Etc...................    5
    3.3 Adjustments for Certain Distributions of Property..................    5
    3.4 Distributions of Capital Stock and Indebtedness....................    5
    3.5 No Rights as Shareholder...........................................    5
    3.6 Fractional Shares..................................................    5

ARTICLE IV CORPORATE REORGANIZATION; CHANGE OF CONTROL.....................    6

    4.1 Reorganization.....................................................    6
    4.2 Required Notice....................................................    6
    4.3 Acceleration of Exercisability.....................................    6
    4.4 Change of Control..................................................    6

ARTICLE V GENERAL PROVISIONS...............................................    7

    5.1   Expiration.......................................................    7
    5.2   Amendments, Etc..................................................    7
    5.3   Treatment of Proceeds............................................    7
    5.4   Effectiveness....................................................    7
    5.5   Fair Market Value................................................    7
    5.6   Section Headings.................................................    8
    5.7   Severability.....................................................    8
    5.8   Rule 16b-3.......................................................    8
    5.9   Governing Law....................................................    8

                                ACCESS TV, INC.
                               STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS

       The board of directors of Access TV, Inc., a Delaware Corporation (the "Company"), hereby establishes the Access TV, Inc. Stock Option Plan for Non-Employee Directors (the "Plan"), effective April 1, 1994 (the "Effective Date").

                                   PURPOSES
                                   --------

       The purposes of the Plan are to provide to certain directors of the Company who are not also employees of the Company added incentive to continue in the service of the Company and a more direct interest in the future success of the operations of the Company by granting to such directors options ("Options") to purchase shares of the common stock, $.Ol par value (the "Stock") of the Company upon the terms and conditions described below.

                                   ARTICLE I
                                    GENERAL
                                    -------
       1.1  Definition.  For purposes of the Plan and as used herein, a "non-
            ----------
employee director" is an individual who (a) is a member of the Board of Directors of the Company (the "Board") and (b) is not an employee of the Company. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under section 3401 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). A non-employee director to whom an Option is granted is referred to herein as a "Holder."


       1.2  Nature of Options.  The Options granted hereunder shall be
            -----------------
options that do not satisfy the requirements of section 422 of the Code.


                                  ARTICLE II

                                    OPTIONS
                                    -------

       2.1  Participation.  The non-employee directors on the Effective Date
            -------------
and each non-employee director elected thereafter shall receive Options to purchase Stock in accordance with Section 2.2 on the terms and conditions herein described.

       2.2  Grant.
            -----

            (a) Initial Grant. Each individual who is a non-employee director on the Effective Date shall automatically receive, as of the Effective Date, an Option to purchase 6,773 shares of Stock.

            (b) Newly-Elected Directors. Each non-employee director who is newly elected to the Board after the Effective Date shall automatically receive, at the time of such election, an Option to purchase shares of Stock. Each Option granted pursuant to this Section 2.2(b) shall entitle the newly elected non-employee director to purchase 6,773 shares of Stock, unless insufficient shares are available for grant under the Plan for each director newly elected on the same date, in which case each such director shall automatically receive an Option to purchase his or her pro rata portion of the shares that are available for grant under the Plan.

            (c) Date of Grant. The date on which a non-employee director receives an Option hereunder is referred to as the date of grant of such Option.

            (d) Option Certificates. Each Option granted under the Plan shall be evidenced by a written stock option certificate (an "Option Certificate") issued in the name of the non-employee director to whom the Option is granted. The Option Certificate shall incorporate and conform to the terms and conditions set forth herein.

   2.3  Terms.  Options issued pursuant to the Plan shall have the following
        -----
terms and conditions in addition to those set forth elsewhere herein:

            (a) Number. Each non-employee director shall receive under the Plan Options to purchase the number of shares of Stock specified in Section 2.2, subject to adjustment as provided in Article III. Such grants shall be effective at the times specified in Section 2.2.

            (b) Price. The price at which each share of Stock covered by the Option may be purchased by each non-employee director shall be the Fair Market Value (as defined in Section 5.5) of the Stock on the date of grant, subject to adjustment as provided in Article III.

            (c) Duration of Options. The period within which each Option may be exercised shall expire ten years from the date the Option is granted (the "Option Period"), unless terminated sooner pursuant to subsection (d) below or fully exercised prior to the end of such period.

            (d) Termination of Service, Death, Etc. The Option shall terminate in the following circumstances if the Holder ceases to be a director of the
Company:

                  (i) If the Holder is removed as a director of the Company during the Option Period for cause, the Option shall be void thereafter for all purposes.

                (ii) If the Holder ceases to be a director of the Company on account of disability within the meaning of Section 22(e)(3) of the Code, the Option may be exercised by the Holder (or, in case of death thereafter, by the persons specified in Section 2.3(d)(iii)) within one year following the date on which the Holder ceased to be a director (if otherwise within the Option Period), but not thereafter. In any such case, the Option may be exercised as to all shares of Stock specified therein, notwithstanding Section 2.3(g).

               (iii) If the Holder dies during the Option Period while still serving as a director or within the three-month period referred to in
        Section 2.3(d)(iv) below, the Option may be exercised by those entitled to do so under the Holder's will or by the laws of descent and distribution within one year following the Holder's death (if otherwise within the Option Period), but not thereafter. In any such case, the Option may be exercised as to all shares of Stock specified therein, notwithstanding Section 2.3(g).

                (iv) If the Holder ceases to be a director within the Option Period for any reason other than removal for cause, disability or death, the Option may be exercised by the Holder within three months following the date of such termination (if otherwise within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date the Holder ceased to be a director.

          (e) Transferability, Exercisability. Each Option granted under the Plan shall not be transferable by a Holder other than by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder or, in the event of disability or incapacity, by the Holder's guardian or legal representative. Notwithstanding any other provision of the Plan, no Option may be exercised unless and until the Plan is approved by the shareholders of the Company in accordance with Section 5.4.

          (f) Exercise, Payments, Etc.

                (i) The method for exercising each Option granted shall be by delivery to the Company of written notice specifying the number of shares with respect to which the Option is exercised. The purchase of Stock pursuant to the Option shall take place at the principal office of the Company within thirty days following delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods set forth in Section 2.3(f)(ii) or a combination thereof. If the purchase price is paid by means of a broker's loan transaction as described in clause (C) of Section 2.3(f)(ii), in whole or in part, the closing of the purchase of the Stock under the Option shall take place on the date on which, and only if, the sale of Stock upon which the broker's loan was based has been closed and settled, unless the Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the purchase price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Stock shall be delivered to the Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares on delivery of the outstanding Option Certificate for the Option being exercised.

                 (ii) The exercise price shall be paid by any of the following methods or any combination of such methods, at the option of the Holder:
       (A) cash; (B) certified, cashier's or other check acceptable to the Company, payable to the order of the Company; or (C) delivery to the Company of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price of the Stock; or (D) delivery to the Company of certificates representing the number of shares of Stock then owned by the Holder, the Fair Market Value of which (determined as of the date the notice of exercise is delivered to the Company) equals the price of the Stock to be purchased pursuant to the Option, properly endorsed for transfer to the Company. No Option may be exercised by delivery to the Company of certificates representing Stock that has been held by the Option Holder for less than six months or such other period as shall be sufficient for the Company to avoid, if possible, the recognition of expense with respect to the Option for accounting purposes.

          (g) Service Required for Exercise. Except as set forth in Sections 2.3(d), 4.3, 4.4 and 5.4, each Option shall become exercisable in increments after each month of continuous service by the Holder as a non-employee director of the Company commencing with the twelfth month of continuous service from the date of grant. The number of shares as to all or part of which the Option may be exercised after twelve months of continuous service as a non-employee director after the date of grant shall be 1/4 (12/48) of the total number of shares covered by the Option, with an additional 1/48 being exercisable after each additional month of continuous service as a non-employee director through the 48th month of continuous service. Except as set forth in Sections 2.3(d),
4.3 and 4.4, the Option shall not be exercisable as to any shares as to which the continuous service requirement has not been satisfied, regardless of the circumstances under which the Holder ceased to be a director. The number of shares as to which the Option may be exercised shall be cumulative, so that once the Option becomes exercisable as to any shares it shall continue to be exercisable as to those shares until expiration or termination of the Option as provided in the Plan.


                                  ARTICLE III

                                AUTHORIZED STOCK
                                ----------------


       3.1  The Stock.  The total number of shares of Stock as to which Options
            ---------
may be granted pursuant to the Plan shall be 20,321 in the aggregate. The number of shares of Stock authorized for grant hereunder shall be adjusted in accordance with the provisions of

Section 3.2. Shares of Stock underlying expired or cancelled and unexercised Options shall again be available for grant under the Plan. However, shares surrendered to the Company in payment of an Option exercise price shall not increase the number of shares available for grant as Options under the Plan. The Company shall at all times reserve a sufficient number of shares of Stock, or otherwise assure itself of its ability to perform its obligations hereunder.

       3.2  Adjustments for Stock Split, Stock Dividend, Etc.  If the Company
            ------------------------------------------------
shall at any time increase or decrease the number of its outstanding Shares by means of payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, or change in any way the rights and privileges of such Shares, then the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if the corresponding Shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (a) the Shares as to which Options may be granted under the Plan; and (b) the Shares then subject to each outstanding Option. Upon any occurrence described in this Section 3.2, the total Option Price under each then outstanding Option shall remain unchanged but shall be apportioned ratably over the increased or decreased number of Shares subject to the Option.

       3.3  Adjustments for Certain Distributions of Property.  If the Company
            -------------------------------------------------
shall at any time distribute with respect to its Stock assets or securities of other persons (excluding cash dividends or distributions payable out of capital surplus and dividends or other distributions referred to in Sections 3.2 or 3.4), then the Option Price of outstanding Options shall be adjusted to reflect the fair market value of the assets or securities distributed, the Company shall provide for the delivery upon exercise of such Options of cash in an amount equal to the fair market value of the assets or securities distributed or a combination of such actions shall be taken, all as determined by the Committee in its discretion. Fair market value of the assets or securities distributed for this purpose shall be as determined by the Committee.

       3.4  Distributions of Capital Stock and Indebtedness.  If the Company
            -----------------------------------------------
shall at any time distribute with respect to its Stock shares of its capital stock (other than Stock) or evidences of indebtedness, then a proportionate part of such capital stock and evidences of indebtedness shall be set aside for each outstanding Option and, upon the exercise of such Option, delivered to the Option Holder.

       3.5  No Rights as Shareholder.  An Option Holder shall have none of the
            ------------------------
rights of a shareholder with respect to the Shares subject to an Option until such Shares are transferred to the Option Holder upon the exercise of such Option. Except as provided in this Article III, no adjustment shall be made for dividends, rights or other property distributed to shareholders (whether ordinary or extraordinary) for which the record date is prior to the date such Shares are so transferred.

       3.6  Fractional Shares.  No adjustment or substitution provided for in
            -----------------
this Article III shall require the Company to issue a fractional share. The total substitution or adjustment with respect to each Option shall be limited by deleting any fractional share.

                                  ARTICLE IV
                CORPORATE REORGANIZATION; CHANGE OF CONTROL
                -------------------------------------------

       4.1  Reorganization.  Upon the occurrence of any of the following events,
            --------------
if the notice required by Section 4.2 shall have first been given, the Plan and all Options then outstanding hereunder shall automatically terminate and be of no further force and effect whatsoever, without the necessity for any additional notice or other action by the Board or the Company: (a) the merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or (b) the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company); or (c) the dissolution or liquidation of the Company.

       4.2  Required Notice.  At least 30 days' prior written notice of any
            ---------------
event described in Section 4.1 shall be given by the Company to each Holder, unless in the case of the events described in clauses (a) or (b) of Section 4.1, the Company, or the successor or purchaser, as the case may be, shall make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options except that the Holder of each Option then outstanding shall have the right thereafter to purchase the kind and amount of shares of stock or other securities or property or cash receivable upon such merger, consolidation, sale or conveyance by a holder of the number of shares of Stock that would have been receivable upon exercise of the Option immediately prior to such merger, consolidation, sale or conveyance (assuming such holder of Stock failed to exercise any rights of election and received per share the kind and amount received per share by a majority of the non-electing shares). The provisions of this Article IV shall similarly apply to successive mergers, consolidations, sales or conveyances. Such notice shall be deemed to have been given when delivered personally to a Holder or when mailed to a Holder by registered or certified mail, postage prepaid, at such Holder's address last known to the Company.

       4.3  Acceleration of Exercisability. Subject to Section 5.4, Holders
            ------------------------------
notified in accordance with Section 4.2 may exercise their Options at any time before the occurrence of the event requiring the giving of notice (but subject to occurrence of such event), regardless of whether all conditions of exercise relating to length of service as a director have been satisfied.

       4.4  Change of Control.  If a Change in Control (as defined
            -----------------
below) occurs, all Options shall become exercisable in full, regardless of whether all conditions of exercise relating to continuous service have been satisfied. A "Change in Control" is deemed to have occurred if (a) a person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of shares of the Company or the Company's successor having 30% or more of the total number of votes that may be cast for the election of directors of the Company without the prior approval of at least a majority of the members of the Board unaffiliated with such person (unless such person beneficially owns shares with at least 15% of such votes on the Effective Date), or (b) individuals who constitute the directors of the Company at the beginning of a 24-month period cease to constitute at least two-thirds of all directors at any time during such period, unless the election of any new or replacement directors was approved by a vote of at least a majority of the members of the Board in office immediately prior to such period and of the new and replacement directors so approved. Notwithstanding anything to the contrary in this Section 4.4, no Option will become exercisable by virtue of the occurrence of a Change in Control if the Holder of that Option or any group of which that Holder is a member is the person whose acquisition constituted the Change in Control.


                                   ARTICLE V

                              GENERAL PROVISIONS
                              ------------------

       5.1  Expiration.  The Plan shall terminate whenever the Board adopts a
            ----------
resolution to that effect. After termination, no additional Options shall be granted under the Plan, but the Company shall continue to recognize Options previously granted.

       5.2  Amendments, Etc.  The Board may from time to time amend, modify,
            ---------------
suspend or terminate the Plan. Nevertheless, no such amendment, modification, suspension or termination shall impair any Option theretofore granted under the Plan or deprive any Holder of any shares of Stock that he may have acquired through or as a result of the Plan without the consent of the Holder. If the Company is subject to Section 16 of the Exchange Act, the Plan may not be amended more than once every six months with respect to the persons entitled to be granted Options hereunder, the timing of grants for participants, the number of shares of Stock to be granted as Options to individual participants or the price thereof, other than amendments necessary to comport with changes in the Code or the rules and regulations thereunder. The Company shall obtain the approval of shareholders to any amendment or modification of the Plan to the extent required by Rule 16b-3 under the Exchange Act ("Rule 16b-3") (or any successor applicable rule), if applicable, or by the listing requirements of any stock exchange on which the Company's securities are quoted or listed for trading.

       5.3  Treatment of Proceeds.  Proceeds from the sale of Stock pursuant
            ---------------------
to Options granted under the Plan shall constitute general funds of the Company.

       5.4  Effectiveness.  This Plan shall be effective on the Effective Date,
            -------------
subject to approval by the shareholders of the Company in accordance with applicable law within 12 months before or after the Effective Date. If the shareholders of the Company do not approve the Plan as specified above, Options granted under the Plan shall be deemed to be rescinded without any further action by the Board or the Company, and the Plan shall automatically terminate.

       5.5  Fair Market Value.   The "Fair Market Value" of a share of Stock for
            -----------------
purposes of the grant of Options under the Plan shall be determined by the Committee in good faith.


       5.6  Section Headings.  The Section headings are included herein only for
            ----------------
convenience, and they shall have no effect on the interpretation of the Plan.

       5.7  Severability. If any article, section, subsection or specific
            ------------
provision is found to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provision had never been set forth in the Plan.

       5.8  Rule 16b-3.  To the extent applicable, this Plan is intended to
            ----------
comply with the requirements of Rule 16b-3 and any successor applicable rule so that grants under the Plan will not affect the status of non-employee directors as disinterested persons for purposes of Rule 16b-3 and that such grants will otherwise satisfy the requirements of Rule 16b-3. To the extent the Plan does not conform to such requirements, it shall be deemed amended to so conform without any further action on the part of the Board of Directors or shareholders.

       5.9 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

            Adopted as of April 18, 1994.

                                  ACCESS TV, INC.



                                  By: /s/ William H. Bernard
                                     ----------------------------------
                                     William H. Bernard, President